UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Compensatory Arrangement of Certain Officers

As reported in our Report on Form 8-K filed on April 9, 2014, William Koehler, the former President of Key’s Community Bank, announced that he will leave Key effective June 30, 2014. In connection with his leaving, Mr. Koehler and Key entered into an agreement that provides to Mr. Koehler certain compensation and benefits, as described in our prior filing. Subsequently, Mr. Koehler and Key entered into an addendum to the agreement clarifying Key’s intent with respect to Mr. Koehler’s retirement benefits and providing Mr. Koehler with a lump sum payment equal to the value of any unvested benefits under Key’s Second Excess Cash Balance Pension Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: May 6, 2014		/s/ Paul N. Harris
	By:	Paul N. Harris
Secretary and General Counsel